UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2016

Demand Pooling, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53394

Delaware	26-2517763
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

555 California Street, Suite 4925 San Francisco, CA	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (415) 659-1899

12720 Hillcrest Road, Suite 750, Dallas, TX 75230

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 3.02 below relating to the various agreements described therein is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On April 15, 2010, Demand Pooling, Inc. (the “Company”) entered into a Licensing Agreement (as amended June 30, 2013, the “Licensing Agreement”) with Demand Pooling Global Services, LLC (“Licensor”) pursuant to which the Company was granted an exclusive, non-transferrable worldwide license for certain intellectual property developed by Licensor, principally comprising a business concept and related technology which has, as its core product, the aggregation of demand for high-ticket capital equipment and selected commodities to facilitate cooperative purchases of similar products by a significant number of large end-users. Richard K. Aland, a shareholder, director and officer of the Company, is a managing member of the Licensor.

On June 17, 2016, the Company and the Licensor terminated the Licensing Agreement in connection with the transactions described in greater detail in Item 3.02 and 5.02 below which information is incorporated by reference herein. There were no early termination penalties incurred by the Company in connection with the termination of the Licensing Agreement.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On June 17, 2016, Kai Cheng Tang (the “Buyer”) acquired 68,812,415 shares (the “New Shares”) of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), from Demand Pooling, Inc. (the “Company”) for a price of $70,000.00 or $0.001017258 per share. The Company sold these shares of Company Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company used all the proceeds from the sale of the New Shares to pay its outstanding liabilities. At the same time, the Buyer acquired (a) 22,310,000 shares of Company Common Stock from Richard K. Aland for a price of $110,747.00 and (b) 3,877,585 shares of Company Common Stock from Donald Kelly for a price of $19,253.00 (such shares, the “Outstanding Shares” and collectively with the New Shares, the “Shares”). Following these transactions, the Buyer owns 95,000,000 shares of Company Common Stock or 95.0% of the 100,000,000 issued and outstanding shares of Company Common Stock and the holdings of Messrs. Aland and Kelly (together, the “Sellers”) were reduced to 1,461,138 and 231,322 shares of Company Common Stock, respectively, or an aggregate of approximately 1.69% of the total issued and outstanding shares of Company Common Stock. Simultaneously with the Buyer’s purchases of the Shares, Mr. Aland resigned as CEO and CFO of the Company and Mr. Tang was elected to such positions, Mr. Aland resigned from the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 promulgated thereunder, the size of the Board was increased from one to three and Mr. Tang, Daniel L. Conrad and Philip S. Lanterman were simultaneously appointed to the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The foregoing actions represent a change of control of the Company.

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The Buyer used his personal funds to acquire the Shares. The Buyer did not borrow any funds to acquire the Shares.

Prior to the purchases of the Shares, the Buyer was not affiliated with the Company. However, the Buyer will be deemed an affiliate of the Company after the purchases of the Shares as a result of his stock ownership interest in the Company.

The purchase of the New Shares by the Buyer was completed pursuant to a written Subscription Agreement with the Company while the purchase of the Outstanding Shares from Messrs. Aland and Kelly was completed pursuant to a written Stock Purchase Agreement among such persons and the Company. The purchase of the New Shares was not subject to any other terms and conditions other than the sale of the New Shares in exchange for the cash payment. The Stock Purchase Agreement contained customary representations and warranties and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties of the Company and the Sellers will be subject to indemnification provisions limited, except in the case of fraud, to the 1,692,460 shares of Company Common Stock retained by the Sellers.

The issuance of the New Shares to the Buyer described above was exempt from registration under Section 4(a)(2) of the Securities Act as a transactions by an issuer not involving any public offering. The Buyer represented in the Subscription Agreement his intention to acquire the New Shares for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificate issued in such transaction. The New Shares were not sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

The information contained in Item 3.02 above and 5.02 below relating to the purchase by the Buyer of the Shares, the resignation of Richard Aland as CEO and CFO of the Company, the election of the Buyer as CEO and CFO of the Company, the resignation of Mr. Aland from the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, the increase of the size of the Board from one to three and the appointment of the Buyer, Daniel L. Conrad and Philip S. Lanterman to the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder is incorporated by reference herein.

As a result of the purchase by the Buyer of the Shares, a change in control of the Company occurred as of the date of consummation of such transactions. Except as described in this Current Report, no arrangements or understanding exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors and Principal Officers.

On June 17, 2016, concurrent with the consummation of the purchase of the Shares by the Buyer, Richard K. Aland submitted his resignation as CEO and CFO of the Company and such resignation became effective on that date. Simultaneously, the Board appointed and elected Kai Cheng Tang to the office of Chief Executive Officer and Chief Financial Officer of the Company, Philip S. Lanterman to the office of Chief Operating Officer of the Company and Daniel L. Conrad to the office of Secretary of the Company. Further, on June 17, 2016, concurrent with the consummation of the purchase of the Shares by the Buyer, Mr. Aland submitted his resignation as the sole director of the Company such resignation to become effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, the size of the Board was increased from one to three and Mr. Tang, Daniel L. Conrad and Philip S. Lanterman were simultaneously appointed to the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder.

Kai Cheng Tang became Chief Executive Officer and Chief Financial Officer of the Company at the close of business on June 17, 2016. Mr. Tang, 49, was the Responsible Managing Officer and Vice President of Amherst Associates Construction Management, Inc. from February 2009 to March 2015. In March 2015, he became Chief Executive Officer and President of Amherst Associates Construction Management, Inc., a position he currently holds. In October 2010, he successfully passed the National Fundamentals of Engineering Exam and was duly certified as an Engineer-In-Training by the Board for Professional Engineers, Land Surveyors, and Geologists on January 7, 2011. His interest in working with luxury homes comes from having a family of property developers and contractors. His family in China has built large manufacturing facilities and major commercial buildings. Mr. Tang got his California contractor’s license in 2002 and became a U.S. citizen in 2004. He attended Guangxi University in Nanning, Guangxi, China and received a B.A. degree majoring in English.

Philip S. Lanterman became Chief Operating Officer of the Company at the close of business on June 17, 2016. Mr. Lanterman, 79, is a leader in the field of professional construction management and has been involved in construction project planning, scheduling, cost estimating, construction operations and administration since 1966. As founder of Philip S. Lanterman & Associates in 1966, he has provided the industry with all areas of construction management services on a wide range of heavy engineering and building projects, nationwide and the Pacific Basin. Philip S. Lanterman & Associates became Philip S. Lanterman, Construction Consultant/Construction Manager, a firm headquartered in Roseburg, Oregon, in 2012. Mr. Lanterman has taught construction management courses as an adjunct instructor at several universities since 1977, including most recently, 16 years at Sonoma State University, located in Rohnert Park, California.  He is the author of several comprehensive standard procedure manuals and construction text books, including The Project Manager in Construction, A Manual of Essential Skills. He is currently the President and CEO of American Pacific Builders, Inc., a firm headquartered in Santa Rosa, California which is active in residential construction in the San Francisco Bay Area. Mr. Lanterman is also active as a consultant in the area of construction claims and litigation. He has been engaged at all levels of construction disputes including serving as an expert witness at trial.

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Daniel L. Conrad became Secretary of the Company at the close of business on June 17, 2016. Mr. Conrad is a licensed real estate agent in California and specializes in commercial mortgages. He has been employed for the past 16 years with Smith-Craine Real Estate Finance in San Francisco, working on both residential and commercial loans. He has served on the Board of Directors of the San Francisco chapter of the Certified Commercial Investment Member (CCIM) of the National Association of Realtors. He has invested in real estate in San Francisco and Marin County since the early 1970’s and started his own construction company to renovate his investment properties. Mr. Conrad is the co-author of two books, The Lazy Millionaire: How To Build Real Estate Wealth While You Sleep and The Lazy Millionaire Workbook and a frequent lecturer on real estate topics. Mr. Conrad is a former member of the California Association of Mortgage Brokers and is a candidate for Certified Commercial Investment Member (CCIM) of the National Association of Realtors. He holds a BA degree from Northwestern University with a major in English and Political Science.

Compensation of Principal Officers.

We have not established standard compensation arrangements for our officers and the compensation, if any, payable to each individual for their service to our company will be determined from time to time by our Board of Directors based upon the amount of time expended by each of the officers on our behalf. None of our officers are full time employees of the Company and none are currently receiving any compensation for their services.

Section 8 – Other Events

Item 8.01. Other Events.

The Buyer intends to change the nature of the business of the Company, as described in greater detail below.

OTHER PERTINENT INFORMATION

Unless specifically set forth to the contrary, when used herein, the terms "we", "our", the "Company" and similar terms refer to Demand Pooling, Inc. (formerly known as Accelerated Acquisitions V, Inc.), a Delaware corporation.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

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This report contains forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to our ability to develop our operations, our ability to satisfy our obligations, our ability to consummate the acquisition of additional properties and assets, our ability to generate revenues and pay our operating expenses, our ability to raise capital as necessary, economic, political and market conditions and fluctuations, government and industry regulation, interest rate risk, competition, and other factors. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements and readers should carefully review this report in its entirety, including the risks described in "Risk Factors" and the risk factors described in our other filings with the Securities and Exchange Commission (the “SEC”). Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. These forward-looking statements speak only as of the date of this report, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

OUR BUSINESS

From inception April 30, 2008, the Company (which was originally named Accelerated Acquisitions V, Inc.) was organized as a vehicle to investigate and, if such investigation warranted, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. The principal business objectives were to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings.

In April 2010, Richard K. Aland and Donald Kelly acquired 76.75%% and 13.54%, respectively, of the Company’s outstanding common stock. Simultaneously with the share purchase, Messrs. Aland and Kelly were appointed to the Company’s Board of Directors. Such actions represented a change of control of the Company. Thereafter, the Company changed its name to Demand Pooling, Inc.

On April 15, 2010, the Company entered into a Licensing Agreement (“Licensing Agreement”) with Demand Pooling Global Services, LLC (“Licensor”) pursuant to which the Company was granted an exclusive, non-transferrable worldwide license for certain intellectual property developed by Licensor, principally comprising a business concept and related technology which has, as its core product, the aggregation of demand for high-ticket capital equipment and selected commodities to facilitate cooperative purchases of similar products by a significant number of large end-users (the “Technology”). Thereafter the Company became an emerging growth company that developed and marketed a unique web-based business process for facilitating cooperative buying (“demand aggregation”) of capital assets and commodities primarily among state and local governments (“SLGs”) in order to obtain volume-discount pricing for products that are not typically the subject of meaningful price discounting in the volumes typically purchased by individual entities. As the demand aggregation business began to grow, management determined that it did not make sense to operate the business as a public company.

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On June 17, 2016, the Buyer acquired the New Shares from the Company for a price of $70,000.00. The Company used all the proceeds from the sale of the New Shares to pay its outstanding liabilities and the Licensing Agreement with the Licensor was terminated as described in Item 1.02 above. At the same time, the Buyer acquired the Outstanding Shares from Messrs. Aland and Kelly. Following these transactions, the Buyer owns 95.0% of the 100,000,000 issued and outstanding shares of Company Common Stock and the holdings of Messrs. Aland and Kelly were reduced to 1,461,138 and 231,322 shares of Company Common Stock, respectively, or an aggregate of approximately 1.69% of the total issued and outstanding shares of Company Common Stock. Simultaneously with the Buyer’s purchases of the Shares, Mr. Aland resigned as CEO and CFO of the Company and Mr. Tang was elected to such positions, Mr. Aland resigned from the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 promulgated thereunder, the size of the Board was increased from one to three and Mr. Tang, Daniel L. Conrad and Philip S. Lanterman were simultaneously appointed to the Company’s Board of Directors effective as of the close of business on the day that the Company has fully complied with the requirements of Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The foregoing actions represent a change of control of the Company.

The Buyer intends to discontinue the demand aggregation business in which the Company was previously engaged. The Buyer intends to contribute his interest in a residential real estate property in San Francisco, California to the Company. The Buyer intends to develop the Company into a real estate company engaged primarily in the acquisition, renovation and resale of residential real estate properties, including single-family detached homes and condominiums, initially located in the San Francisco Bay area.

The combined median sales price for San Francisco residential properties (both houses and condominiums) steadily rose from 2012 through 2015, seasonal fluctuations notwithstanding. While condominium prices appear to have plateaued, the median housing price has continued to climb into 2016, according to the May 2016 Paragon SF Real Estate Report. Additionally, mortgage interest rates remain low and overall inventory of homes available for sale continues to outpace demand for certain types of properties (particularly new homes priced under $3.0 million), according to the May 2016 Paragon SF Real Estate Report.

Acquisition. The Company intends to acquire residential real estate, including single-family detached homes and condominiums, for remodeling, renovation and resale to homebuyers, most of whom will be high-net-worth individuals. We will select properties that are in desirable neighborhoods, have the potential for significant upgrade to the highest construction standards, are available at reasonable prices and present an opportunity for a favorable return after remodeling and renovation. We will acquire properties with our own funds together with the funds of co-investors. We expect that the purchase price for most of our homes will fall within the range of $1.5 million to $5.0 million.

Our first property, in which we own an 8% interest, is located in Dolores Heights, an affluent and quiet neighborhood in San Francisco that has a mixture of Victorians, apartment buildings and detached houses. The property is on a 2,848 square foot lot at the crest of 21st Street, and has a building permit and plans providing for approximately 3,749 square feet of living space on three levels. The home has views of San Francisco's downtown skyline, San Francisco Bay, Mission Dolores and an unobstructed western exposure toward Eureka Valley and Sutro Tower. See “Certain Relationships and Related Transactions, and Director Independence – Related Transactions,” below.

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Renovation. We intend to work with architects, engineers, interior designers, contractors and construction managers to remodel and renovate the homes we purchase. We may purchase properties that come with remodeling plans. If not, we will have remodeling plans prepared. We may change the layout of a property to create more livable space from attics, garages and basements, upgrade housing systems to the best available including eco-friendly systems where appropriate, add the most popular amenities and utilize the best materials, appliances and finishes. The Company has contacts with a variety of professionals it can call upon to assist and there are numerous sources of supplies and materials in the San Francisco Bay area. See “Certain Relationships and Related Transactions, and Director Independence – Related Transactions,” below.

Sales and Marketing. There are opportunities in the San Francisco residential real estate market where inventories of certain types of properties do not currently meet demand. We will market our high-end homes privately to prospective buyers through real estate agents. Most of our homes will be listed in multiple listing services. We expect that the sales prices for most of our homes will fall within the range of $2.0 million to $8.0 million.

Competition. The housing industry in the U.S. is fragmented and highly competitive. Based on our business model, we compete on two fronts: (1) the acquisition and resale of residential real estate properties; and (2) the renovation of residential real estate properties. On both fronts, we compete primarily on the basis of location, price, quality, reputation, design, amenities and our customers’ overall sales and home ownership experiences. With respect to acquisition and/or resale, we compete with sales of existing house inventory, sales of new homes, sales of renovated homes and any provider of for sale or rental housing units, including apartment operators and homebuyers. With respect to renovation, we compete with numerous other national, regional and local homebuilders for desirable raw materials, skilled labor, employees, management talent and financing. Competitors include high-value property remodelers, small contractors, homebuilders and individual homeowners, amongst others.

Seasonality. Seasonality may affect the median home sales price for residential real estate in San Francisco. From 2012 to 2015, median sales prices have typically jumped dramatically in spring; plateaued or dropped in summer; risen again in autumn; and then dropped during the winter holidays, according to the May 2016 Paragon SF Real Estate Report. We will endeavor to sell our properties during peak selling seasons, if possible.

Regulation and Environmental Matters. The homebuilding industry is subject to extensive and complex regulations. We and the parties we work with must comply with many federal, state and local laws and regulations. These include zoning, density and development requirements and building, environmental, advertising, labor and real estate sales rules and regulations. These regulations and requirements affect substantially all aspects of our real estate development and home design, construction and sales processes in varying degrees across the San Francisco markets. Our homes are inspected by local authorities where required. Applicable regulations often provide broad discretion to the administering governmental authorities. In addition, our new housing developments may be subject to various assessments for schools, parks, streets, utilities and other public improvements. Our homebuilding operations are also subject to an extensive variety of local, state and federal statutes, ordinances, rules and regulations concerning protection of health, safety and the environment. The particular environmental laws for each site vary greatly according to location, environmental condition and the present and former uses of the site and adjoining properties. In particular, local authorities in San Francisco have historically been very strict in both working with developers to provide permits, and in promulgating laws relating to environmental compliance for demolition and construction of residential properties.

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Employees. We currently have four part-time employees, including our three principal officers. We have not established standard compensation arrangements for our officers and the compensation, if any, payable to each individual for their service to our company will be determined from time to time by our board of directors based upon the amount of time expended by each of the officers on our behalf. None of our officers are full time employees of the Company and none are currently receiving any compensation for their services.

Office.  Effective as of the close of business on June 17, 2016, the Company maintains its designated office at 555 California Street, Suite 4925, San Francisco, California 94104. The Company’s telephone number is 415-659-1899. The Company’s fax number is 415-659-1933. The Company’s website is www.propertiescorp.com and a request for information can be emailed to the Company at bill@propertiescorp.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Transactions

The Company’s initial property will be owned by March XIII 2015 LLC, a Delaware limited liability company (“March XIII”). March XIII will be managed by Luxury Landmarks LLC, a Delaware limited liability company (“Luxury”). Luxury will be wholly owned and managed by the Buyer. The members of March XIII will be Luxury, which will have a twenty percent (20%) interest, the Company, which will have an eight percent (8%) interest, and an individual outside investor, who will have a seventy two percent (72%) interest. Net income of March XIII will be allocated among the members in accordance with their percentage interests. Distributions will be made to the members in accordance with their percentage interests, except for liquidating distributions which will be made to the members in accordance with their positive capital account balances.

The Company may engage Amherst Associates Construction Management, Inc., a firm owned by the Buyer, to act as construction manager for its projects. Amherst will be retained as the construction manager for the Company’s initial project on customary commercial terms.

Other

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest. The Company has not formulated a policy for the resolution of such conflicts.

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MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S
COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Price of the Registrant’s Common Equity

Our stock has yet to trade on any established market.

Dividend Policy

We have never paid cash dividends on our common stock. Under Delaware law, we may declare and pay dividends on our capital stock either out of our surplus, as defined in the relevant Delaware statutes or, if there is no such surplus, out of our net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If, however, the capital of our Company, computed in accordance with the relevant Delaware statutes, has been diminished by depreciation in the value of our property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, we are prohibited from declaring and paying out of such net profits any dividends upon any shares of our capital stock until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets shall have been repaired.

DESCRIPTION OF SECURITIES

As of June 22, 2016, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share, the rights and preferences of which may be established from time to time by our board. As of June 22, 2016, there were 100,000,000 shares of common stock and no shares of preferred stock issued and outstanding.

Common Stock

Holders of our common stock are entitled to one vote for each share on all matters voted upon by our stockholders, including the election of directors, and do not have cumulative voting rights. Subject to the rights of holders of any then outstanding shares of our preferred stock, our common stockholders are entitled to any dividends that may be declared by our board. Holders of our common stock are entitled to share ratably in our net assets upon our dissolution or liquidation after payment or provision for all liabilities and any preferential liquidation rights of our preferred stock then outstanding. Holders of our common stock have no preemptive rights to purchase shares of our stock. The shares of our common stock are not subject to any redemption provisions and are not convertible into any other shares of our capital stock. All outstanding shares of our common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of our common stock will be subject to those of the holders of any shares of our preferred stock we may issue in the future.

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Preferred Stock

Our board may, from time to time, authorize the issuance of one or more classes or series of preferred stock without stockholder approval. Subject to the provisions of our certificate of incorporation and limitations prescribed by law, our board is authorized to adopt resolutions to issue shares, establish the number of shares, change the number of shares constituting any series, and provide or change the voting powers, designations, preferences and relative rights, qualifications, limitations or restrictions on shares of our preferred stock, including dividend rights, terms of redemption, conversion rights and liquidation preferences, in each case without any action or vote by our stockholders. One of the effects of undesignated preferred stock may be to enable our board to discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The issuance of preferred stock may adversely affect the rights of our common stockholders by, among other things:

•	Restricting dividends on the common stock;
•	diluting the voting power of the common stock;
•	impairing the liquidation rights of the common stock; or
•	delaying or preventing a change in control without further action by the stockholders.

RISK FACTORS

Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this current report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern, which may hinder our ability to continue as a going concern and our ability to obtain future financing.

In their report dated March 29, 2016 our independent auditors stated that our financial statements for the period ended December 31, 2015 were prepared assuming that we would continue as a going concern. Our ability to continue as a going concern is an issue raised as a result of recurring losses from operations and cash flow deficiencies since our inception. We continue to experience net losses. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, selling properties or obtaining loans from various financial institutions where possible. If we are unable to continue as a going concern, you may lose your entire investment.

We were formed in April 2008 and have a limited operating history and, accordingly, you will not have any basis on which to evaluate our ability to achieve our business objectives.

We are a development stage company with limited operating results to date. Since we do not have an established operating history or regular revenue or sales yet, you will have no basis upon which to evaluate our ability to achieve our business objectives.

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The absence of any significant operating history for us makes forecasting our revenue and expenses difficult, and we may be unable to adjust our spending in a timely manner to compensate for unexpected revenue shortfalls or unexpected expenses.

As a result of the absence of any operating history for us, it is difficult to accurately forecast our future revenue. In addition, we have limited meaningful historical financial data upon which to base planned operating expenses. Current and future expense levels are based on our operating plans and estimates of future revenue. Revenue and operating results are difficult to forecast because they generally depend on our ability to acquire, renovate, promote and sell our properties. As a result, we may be unable to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall, which would result in further substantial losses. We may also be unable to expand our operations in a timely manner to adequately meet demand to the extent it exceeds expectations.

Our limited operating history does not afford investors a sufficient history on which to base an investment decision.

We are currently in the early stages of developing our business. There can be no assurance at this time that we will operate profitably or that we will have adequate working capital to meet our obligations as they become due.

Investors must consider the risks and difficulties frequently encountered by early stage companies, particularly in rapidly evolving markets. Such risks include the following:

•	Competition
•	ability to anticipate and adapt to a competitive market
•	ability to effectively manage expanding operations; amount and timing of operating costs and capital expenditures relating to expansion of our business, operations, and infrastructure; and
•	dependence upon key personnel to acquire, renovate, market and sell our properties and the loss of one or more of our key managers may adversely affect the marketing of our properties.

We cannot be certain that our business strategy will be successful or that we will successfully address these risks. In the event that we do not successfully address these risks, our business, prospects, financial condition, and results of operations could be materially and adversely affected and we may not have the resources to continue or expand our business operations.

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We have no profitable operating history and may never achieve profitability.

From inception, April 30, 2008, the Company was organized as a vehicle to investigate and, if such investigation warranted, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. The principal business objectives were to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. In April 2010, the Company became an emerging growth company that developed and marketed a unique web-based business process for facilitating cooperative buying (“demand aggregation”) of capital assets and commodities primarily among state and local governments in order to obtain volume-discount pricing for products that are not typically the subject of meaningful price discounting in the volumes typically purchased by individual entities. As described elsewhere herein, in June 2016, the Company became a real estate development company.

We are an early stage company and have a limited history of operations and have not generated revenues from operations since our inception. We are faced with all of the risks associated with a company in the early stages of development. Our business is subject to numerous risks associated with a relatively new, low-capitalized company engaged in our business sector. Such risks include, but are not limited to, competition from well-established and well-capitalized companies, and unanticipated difficulties regarding the acquisition, renovation, marketing and sale of our properties. There can be no assurance that we will ever generate significant commercial sales or achieve profitability. Should this be the case, our common stock could become worthless and investors in our common stock or other securities could lose their entire investment.

Dependence on the Buyer, without whose services Company business operations could cease.

At this time, the Buyer, Mr. Kai Cheng Tang, is wholly responsible for the development and execution of our business plan. The Buyer is under no contractual obligation to remain employed by us, although he has no present intent to leave. If the Buyer should choose to leave us for any reason before we have hired additional personnel our operations may fail. Even if we are able to find additional personnel, it is uncertain whether we could find qualified management who could develop our business along the lines described herein or would be willing to work for compensation the Company could afford. Without such management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Our officers and directors devote limited time to the Company’s business and are engaged in other business activities

At this time, none of our officers and directors devotes his full-time attention to the Company’s business. Based upon the growth of the business, we would intend to employ additional management and staff. The limited time devoted to the Company’s business by our officers and directors could adversely affect the Company’s business operations and prospects for the future. Without full-time devoted management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

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Concentrated control risks; shareholders could be unable to control or influence key corporate actions or effect changes in the Company’s board of directors or management.

The Buyer currently own 95,000,000 shares of our common stock, representing approximately 95.0% of the voting control of the Company. The Buyer has the power to elect our Board of Directors who has the power to make all major decisions regarding our affairs, including decisions regarding whether or not to issue stock and for what consideration, whether or not to sell all or substantially all of our assets and for what consideration and whether or not to authorize more stock for issuance or otherwise amend our charter or bylaws.

Lack of employment agreements with key management risking potential of the loss of the Company’s top management.

We do not currently have an employment agreement with any of our key management or key man insurance on their lives. Our future success will depend in significant part on our ability to retain and hire key management personnel. Competition for such personnel is intense and there can be no assurance that we will be successful in attracting and retaining such personnel. Without such management, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Lack of additional working capital may cause curtailment of any expansion plans while raising of capital through sale of equity securities would dilute existing shareholders’ percentage of ownership.

Our available capital resources may not be adequate to fund our working capital requirements based upon our present level of operations for the 12-month period subsequent to March 31, 2016. A shortage of capital would affect our ability to fund our working capital requirements. If we require additional capital, funds may not be available on acceptable terms, if at all. In addition, if we raise additional capital through the sale of equity or convertible debt securities, the issuance of these securities could dilute existing shareholders. If funds are not available, we could be placed in the position of having to cease all operations and investors in our common stock or other securities could lose their entire investment.

We do not presently have a traditional credit facility with a financial institution. This absence may adversely affect our operations.

We do not presently have a traditional credit facility with a financial institution. The absence of a traditional credit facility with a financial institution could adversely impact our operations. If adequate funds are not otherwise available, we may be required to delay, scale back or eliminate portions of our operations and business development efforts. Without such credit facilities, the Company could be forced to cease operations and investors in our common stock or other securities could lose their entire investment.

Our inability to successfully achieve a critical mass of sales could adversely affect our financial condition.

No assurance can be given that we will be able to successfully achieve a critical mass of sales in order to cover our operating expenses and achieve sustainable profitability. Without such critical mass of sales, the Company could be forced to cease operations.

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Our success is substantially dependent on general economic conditions and home buying trends, a downturn of which could adversely affect our operations.

The success of our operations depends to a significant extent upon a number of factors relating to consumer spending and the general condition and economic stability of home buyers. These factors include economic conditions, activity in the financial markets, inflation, interest rates and taxation. Specific market factors affecting home buyers include, without limitation, population and employment growth in the San Francisco Bay area; stock market variations; the influx of “new wealth”; high rental prices; low interest rates; and the limited supply of properties in the area. Should any of these factors change, our business may be adversely affected.

We will need to increase the size of our organization, and may experience difficulties in managing growth.

We are a small company with no full-time employees. We expect to experience a period of significant expansion in headcount, facilities, infrastructure and overhead and anticipate that further expansion will be required to address potential growth and market opportunities. Future growth will impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate managers. Our future financial performance and our ability to compete effectively will depend, in part, on management’s ability to manage any future growth effectively.

We are subject to compliance with securities law, which exposes us to potential liabilities, including potential rescission rights.

We have offered and sold our common stock to investors pursuant to certain exemptions from the registration requirements of the Securities Act of 1933, as well as those of various state securities laws. The basis for relying on such exemptions is factual; that is, the applicability of such exemptions depends upon our conduct and that of those persons contacting prospective investors and making the offering. We have not received a legal opinion to the effect that any of our prior offerings were exempt from registration under any federal or state law. Instead, we have relied upon the operative facts as the basis for such exemptions, including information provided by investors themselves.

If any prior offering did not qualify for such exemption, an investor would have the right to rescind its purchase of the securities if it so desired. It is possible that if an investor should seek rescission, such investor would succeed. A similar situation prevails under state law in those states where the securities may be offered without registration in reliance on the partial preemption from the registration or qualification provisions of such state statutes under the National Securities Markets Improvement Act of 1996. If investors were successful in seeking rescission, we would face severe financial demands that could adversely affect our business and operations. Additionally, if we did not in fact qualify for the exemptions upon which we have relied, we may become subject to significant fines and penalties imposed by the SEC and state securities agencies.

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We incur costs associated with SEC reporting compliance.

The Company made the decision to become an SEC “reporting company” in order to comply with applicable laws and regulations. We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys’ fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $125,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

The availability of a large number of authorized but unissued shares of stock may, upon their issuance, lead to dilution of existing stockholders.

We are authorized to issue 100,000,000 shares of common stock, par value $0.0001 per share, all of which, as of June 22, 2016, were issued and outstanding. We are also authorized to issue 10,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding. These shares may be issued by our board of directors without further stockholder approval. The issuance of large numbers of preferred shares convertible into common stock, possibly at below market prices, is likely to result in substantial dilution to the interests of other stockholders. In addition, issuances of large numbers of preferred shares convertible into common stock may adversely affect the market price of our common stock.

We may need additional capital that could dilute the ownership interest of investors.

We require substantial working capital to fund our business. If we raise additional funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the rights of holders of our common stock and they may experience additional dilution. We cannot predict whether additional financing will be available to us on favorable terms when required, or at all. Since our inception, we have experienced negative cash flow from operations and may experience significant negative cash flow from operations in the future. The issuance of additional common stock by the Company may have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock.

We may not have adequate internal accounting controls. While we have certain internal procedures in our budgeting, forecasting and in the management and allocation of funds, our internal controls may not be adequate.

Our board of directors has not designated an Audit Committee and we do not have any outside directors. We do not have a dedicated full time Chief Financial Officer. We hope to develop an adequate internal accounting control to budget, forecast, manage and allocate our funds and account for them. There is no guarantee that such improvements will be adequate or successful or that such improvements will be carried out on a timely basis. If we do not have adequate internal accounting controls, we may not be able to appropriately budget, forecast and manage our funds, we may also be unable to prepare accurate accounts on a timely basis to meet our continuing financial reporting obligations and we may not be able to satisfy our obligations under US securities laws.

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We do not have adequate insurance coverage.

At this time, we do not have adequate insurance coverage and therefore have the risk of loss or damages to our business and assets. We cannot assure you that we would not face liability upon the occurrence of any event which could result in any loss or damages being assessed against the Company. Moreover, any insurance we may ultimately acquire may not be adequate to cover any loss or liability we may incur.

We are subject to numerous laws and regulations that can adversely affect the cost, manner or feasibility of doing business.

Our operations are subject to federal, state and local laws and regulations relating to the real estate markets. Future laws or regulations, any adverse change in the interpretation of existing laws and regulations or our failure to comply with existing legal requirements may result in substantial penalties and harm to our business, results of operations and financial condition. We may be required to make large and unanticipated capital expenditures to comply with governmental regulations. Our operations could be significantly delayed or curtailed and our cost of operations could significantly increase as a result of regulatory requirements or restrictions. We are unable to predict the ultimate cost of compliance with these requirements or their effect on our operations.

We do not intend to pay cash dividends in the foreseeable future.

We currently intend to retain all future earnings for use in the operation and expansion of our business. We do not intend to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate.

There is currently no market for our securities and there can be no assurance that any market will ever develop or that our common stock will be listed for trading.

There has not been any established trading market for our common stock and there is currently no market for our securities. We intend to seek approval for trading on the OTC Bulletin Board (“OTCBB”), but there can be no assurance as to the prices at which our common stock will trade if we are approved for trading on the OTCBB and if a trading market develops, of which there can be no assurance. Until our common stock is fully distributed and an orderly market develops, (if ever) in our common stock, the price at which our common stock trades is likely to fluctuate significantly.

Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these Risk Factors, investor perception of us and general economic and market conditions. No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock. Due to the anticipated low price of the securities, many brokerage firms may not be willing to effect transactions in the securities.

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Our common stock is subject to the Penny Stock Regulations.

Our common stock will likely be subject to the SEC's “penny stock” rules to the extent that the price remains less than $5.00. Those rules, which require delivery of a schedule explaining the penny stock market and the associated risks before any sale, may further limit your ability to sell your shares.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the `penny stock` rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

Our common stock is illiquid and subject to price volatility unrelated to our operations.

The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock. Sales of substantial amounts of common stock, or the perception that such sales could occur, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities.

We have not voluntarily implemented various corporate governance measures, in the absence of which, shareholders may have more limited protections against interested director transactions, conflicts of interest and similar matters.

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Recent Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of the corporate management and the securities markets. Some of these measures have been adopted in response to legal requirements. Others have been adopted by companies in response to the requirements of national securities exchanges, such as the NYSE or the Nasdaq Stock Market, on which their securities are listed. Among the corporate governance measures that are required under the rules of national securities exchanges are those that address board of directors' independence, audit committee oversight, and the adoption of a code of ethics. We have not yet adopted any of these corporate governance measures and, since our securities are not yet listed on a national securities exchange, we are not required to do so. It is possible that if we were to adopt some or all of these corporate governance measures, stockholders would benefit from somewhat greater assurances that internal corporate decisions were being made by disinterested directors and that policies had been implemented to define responsible conduct. Prospective investors should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

Our results of operations and financial condition will be greatly affected by the performance of the real estate industry. The real estate development industry has historically been subject to up and down cycles driven by numerous market and economic factors, both national and local, beyond the control of the real estate developer. Because of the effect these factors have on real estate values, it is difficult to predict with certainty when future sales will occur or what the sales prices will be. Risks related to our specific business and industry include without limitation: Variations in residential property sales volume, prices and new building starts, which have declined in some U.S. markets; Shortages of adequate water resources and reliable energy sources in the areas where we own real estate projects; Increased costs for land, materials and labor; Natural disasters; Delays in constructions schedules and cost overruns; Limitations presented by environmental laws and regulations, including obtaining necessary permitting and approvals; Variations in real estate taxes; Variations in mortgage interest rates; and the specific economic strength of the San Francisco Bay region in which the Company owns and intends to purchase property.

Economic weakness and uncertainty could adversely affect our revenue, lengthen our sales cycles and make it difficult for us to forecast operating results accurately.

Our revenues depend significantly on general economic conditions and the economic health of participating home buyers. Economic weakness and constrained consumer spending adversely affect revenue growth rates and similar circumstances may result in slower growth, or reductions, in revenues and gross profits in the future. We have experienced, and may experience in the future, reduced or volatile consumer spending due to the financial turmoil affecting the U.S. and global economy, and other macroeconomic factors affecting spending behavior. Uncertainty about future economic conditions makes it difficult for us to forecast operating results and to make decisions about future levels of operation and expansion. In addition, economic conditions or uncertainty may cause customers and potential customers to reduce or delay purchases of homes. Our sales cycle may lengthen if purchasing decisions are delayed as a result of uncertain economic conditions or contract negotiations become more protracted or difficult as consumers become more conservative in their purchases, particularly large-ticket purchases. Delays or reductions in spending could have a material adverse effect on demand for our properties, and consequently our results of operations, prospects and stock price.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Form Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

Number	Description
10.1	Stock Purchase Agreement, dated as of June 17, 2016, by and among Kai Cheng Tang, Demand Pooling, Inc. and Richard K. Aland and Donald Kelly.*
10.2	Subscription Agreement, dated as of June 17, 2016, by and between Demand Pooling, Inc. and Kai Cheng Tang.*
10.3	Letter of resignation tendered by Richard K. Aland on June 17, 2016.*
10.4	Termination to Licensing Agreement dated as of June 17, 2016 between Demand Pooling, Inc. and Demand Pooling Global Services LLC

*Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2016

DEMAND POOLING, INC.

By: /s/ Kai Cheng Tang

   Kai Cheng Tang

   CEO